Exhibit 32-1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

    In connection with the Annual Report of The Navigators Group, Inc. (the "Company") on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley A. Galanski, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)
    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STANLEY A. GALANSKI Stanley A. Galanski President and Chief Executive Officer February 22, 2007

          A signed original of this written statement required by Section 906 has been provided to The Navigators Group, Inc. and will be retained by The Navigators Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.